UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2007

Date of Report (Date of earliest event reported)

MAUI LAND & PINEAPPLE COMPANY, INC.

 (Exact name of registrant as specified in its charter)

Hawaii	0-6510	99-0107542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Kane Street, P.O. Box 187, Kahului, Maui, Hawaii, 96733-6687

(Address of principal executive offices) (Zip Code)

(808) 877-3351

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                          On November 2, 2007, Maui Land & Pineapple Company, Inc. issued a press release, which sets forth our results of operations for the quarter ended September 30, 2007.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

                          Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01           Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description
99.1	Maui Land & Pineapple Company, Inc. Press Release dated November 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: November 5, 2007	By:	/S/ ROBERT I. WEBBER
Robert I. Webber
Chief Financial Officer & Senior Vice President/
Business Development

EXHIBIT INDEX

Exhibit Number	Description
99.1	Maui Land & Pineapple Company, Inc. Press Release dated November 2, 2007.